Exhibit 99.2
WebMD Health Services To Acquire Limeade
Combination to further drive immersive culture transformation with holistic well-being solutions.
PORTLAND, OR, (June 8, 2023) -- WebMD Health Services, a leader in holistic well-being solutions, and a part of WebMD Health Corp., today announced its intent to acquire Limeade, an immersive employee well-being company.
The transaction brings together two organizations that share similar core values rooted in empowering individuals to make educated health and well-being decisions. Limeade creates healthy employee experiences helping organizations reduce burnout and turnover while increasing well-being and engagement for millions of employees at over 1,000 organizations worldwide. Both WebMD Health Services and Limeade are pioneers in developing organizational well-being programs and creating meaningful behavior change. Each entity brings complementary strengths to the table, creating the most comprehensive well-being solutions in the market.
“Limeade and WebMD Health Services are two purpose-driven organizations with more than 40 years of combined experience driving positive health behavior changes for employees and members,” said John Harrison, General Manager of WebMD Health Services. “Together the combined organization will re-energize the market delivering the most comprehensive, holistic well-being solution and services that help organizations build a culture of well-being that inspires a happier, healthier, and more engaged population.”
With more than 700 employees worldwide and an average tenure of over seven years, the combined entity is poised to deliver innovative, integrated solutions to meet the needs of the market. Added Harrison, “Our combined solutions and services are refreshing; they encompass holistic well-being and listening solutions, condition management and lifestyle health coaching, on-site dedicated well-being services, biometric screening services, and a deep partner ecosystem comprised of 20+ curated partners. We will continue to invest in new innovations that drive immersive culture transformation and navigate employees and members to tailored well-being programs that improve engagement, provide actionable insights, lower health risks, and reduce health care costs.”
“Limeade and WebMD Health Services creates the only truly complementary combination of culture and well-being in the market, allowing us to maximize health and well-being for all people and deliver better service, support, and capabilities for our clients. We are confident that the combination will bring together WebMD Health Services human expertise and Limeade technical innovation into a comprehensive solution that will have a positive impact on people and companies worldwide,” said Henry Albrecht, Limeade CEO.
The transaction is expected to close within the next quarter, subject to the completion of all necessary regulatory approvals, satisfaction of all closing conditions under the definitive agreement, and shareholder approval.
About Limeade Limeade is an immersive employee well-being company that creates healthy employee experiences. Limeade Institute science guides its industry-leading software and its own award-winning culture. Today, millions of users in over 100 countries use Limeade solutions to navigate the future of work. By putting well-being at the heart of the employee experience, Limeade reduces burnout and turnover while increasing well-being and engagement – ultimately elevating business performance. To learn more, visit www.limeade.com (ASX listing: LME).
Limeade, Inc. Australian Registered Business Number 637 017 602, a corporation registered under the Washington Business Corporation Act (UBI Number: 602 588 317).
About WebMD Health Services WebMD Health Services, a part of WebMD Health Corp., has over 25 years of experience driving positive behavior changes. Consumers trust WebMD for reliable, accurate, and clear answers to their most pressing health-related questions. At WebMD Health Services, we tap into these valuable consumer insights to design and implement successful, engaging solutions to help individuals meet their well-being needs. We understand that there are numerous paths to reach well-being goals. Our expertise, combined with a variety of third-party partner integrations, enables us to deliver unique and personalized experiences across a wide range of industries. See how we support these diverse populations at webmdhealthservices.com.
About WebMD Health Corp. WebMD, an Internet Brands company, is at the heart of the digital health revolution that is transforming the health care experience for consumers, patients, health care professionals, employers, health plans, and health systems. Through public and private online portals, mobile platforms, and health-focused publications, WebMD delivers leading-edge content and digital services that enable and improve decision-making, support and motivate health actions, streamline and simplify the health care journey, and improve patient care.
The WebMD Health Network includes WebMD Health, Medscape, Jobson Healthcare Information, MediQuality, Frontline, Vitals Consumer Services, Aptus Health, Krames, PulsePoint, The Wellness Network, SanovaWorks, MedicineNet, eMedicineHealth, RxList, OnHealth, Medscape Education, and other owned WebMD sites. WebMD®, Medscape®, CME Circle®, Medpulse®, eMedicine®, MedicineNet®, theheart.org® and RxList® are among the trademarks of WebMD Health Corp. or its subsidiaries.
About Internet Brands
Internet Brands®, headquartered in El Segundo, Calif, is a fully integrated online media and software services company focused on four high-value vertical categories: Health, Automotive, Legal, and Home/Travel. The company's properties and platforms include the WebMD, Medscape, and Henry Schein ONE networks, which are the global leaders in their markets; Nolo, Avvo, and Martindale, which form the largest consumer information provider in the legal market; and CarsDirect, Fodor's Travel, and many others which are leaders in their key verticals such as auto, travel, and home.
Internet Brands' award-winning consumer websites lead their categories and serve more than 250 million monthly visitors, while a full range of web presence offerings has established deep, long-term relationships with SMB and enterprise clients. Internet Brands' powerful, proprietary operating platform provides the flexibility and scalability to fuel the company's continued growth. For more information, please visit www.internetbrands.com and follow us on LinkedIn.

SOURCE WebMD Health Services

Additional Information and Where to Find It:

This communication relates to the proposed merger (the “Merger”) of the Company with a wholly-owned subsidiary of WebMD Health Corp. (“WebMD”). In connection with the proposed Merger, the Company will file a preliminary proxy statement and file or furnish other relevant materials with the Securities and Exchange Commission (the “SEC”). Once the SEC completes its review of the preliminary proxy statement, a definitive proxy statement and a form of proxy will be filed with the SEC and mailed or otherwise furnished to the shareholders of the Company. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT, IF ANY, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND THE PARTIES TO THE PROPOSED MERGER. This communication is not a substitute for the proxy statement or any other document that may be filed by the Company with the SEC. Investors and shareholders will be able to obtain the documents (when available) free of charge at the SEC’s website, http://www.sec.gov, and the Company’s website, www.smtc.com. In addition, the documents (when available) may be obtained free of charge by directing a request by mail to Limeade, Inc., Attention: Secretary, 10885 NE 4th Street, Suite #400, Bellevue, WA 98004, or by telephone at 1-425-908-0216.

Participants in the Solicitation

The Company, WebMD and certain of their respective directors, executive officers, certain other members of management and employees of the Company and WebMD and agents retained by the Company may be deemed to be participants in the solicitation of proxies from shareholders of the Company in favor of the proposed Merger. Information about directors and executive officers of the Company and their beneficial ownership of the Company’s common stock is set forth in the Company’s definitive proxy statement on Schedule 14A for its 2023 annual meeting of shareholders, as filed with the SEC on May 1, 2023. Certain directors, executive officers, other members of management and employees of the Company may have direct or indirect interests in the proposed Merger due to securities holdings, vesting of equity awards and rights to severance payments. Additional information regarding the direct and indirect interests of these individuals and other persons who may be deemed to be participants in the solicitation will be included in the proxy statement with respect to the proposed Merger the Company will file with the SEC and furnish to the Company’s shareholders.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act of 1934, as amended, including statements regarding the proposed Merger and the ability to consummate the proposed Merger. Forward-looking statements are indicated by words or phrases such as “guidance,” “believes,” “expects,” “intends,” “forecasts,” “can,” “could,” “may,” “anticipates,” “estimates,” “plans,” “projects,” “seeks,” “should,” “targets,” “will,” “would,” “outlook,” “continuing,” “ongoing,” and similar words or phrases and the negative of such words and phrases. Forward-looking statements are based on the Company’s current plans and expectations and involve risks and uncertainties which are, in many instances, beyond the

Company’s control, and which could cause actual results to differ materially from those included in or contemplated or implied by the forward-looking statements. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: (1) the Company may be unable to obtain shareholder approval as required for the proposed Merger; (2) the conditions to the closing of the proposed Merger may not be satisfied; (3) the proposed Merger may involve unexpected costs, liabilities or delays, including the payment of a termination fee by the Company to the buyer; (4) the business of the Company may suffer as a result of uncertainty surrounding the proposed Merger; (5) the effect of the announcement or pendency of the proposed Merger on the Company’s business relationships, including with customers and suppliers; (6) the outcome of any legal proceedings related to the proposed Merger; (7) the Company may be adversely affected by other economic, business, legislative, regulatory and/or competitive factors, including, but not limited to, future response to, and effects of, the COVID-19 pandemic, including the Company’s continued operations, customer demand, supply chain availability and implementation of protective measures and public policy response to the COVID-19 pandemic, including legislation or restrictions; (8) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (9) the attention of the Company’s management and employees may be diverted from ongoing business concerns as a result of the proposed Merger; (10) limitations placed on the Company’s ability to operate its business under the proposed Merger Agreement; (11) risks that the proposed Merger disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed Merger; (12) the fact that under the terms of the Merger Agreement, the Company is restricted from soliciting other acquisition proposals after the date of the Merger Agreement; and (13) other risks to consummation of the proposed Merger, including the risk that the proposed Merger will not be completed within the expected time period or at all, which may adversely affect the Company’s business and the price of the Company’s common stock.

The foregoing review of important factors that could cause actual results to differ from expectations should not be construed as exhaustive and should be read in conjunction with the information contained in the Company’s SEC filings, including, but not limited to, the risk factors included in the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on February 28, 2023. No assurance can be given that these are all of the factors that could cause actual results to vary materially from the forward-looking statements.

Except as required by applicable law, the Company does not intend, and assumes no obligation, to update any forward-looking statements. The Company’s shareholders are advised, however, to consult any future disclosures the Company makes on related subjects as may be detailed in the Company’s other filings made from time to time with the SEC.

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